UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. )

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Source Capital, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SOURCE CAPITAL, INC.

March 31, 2021

Dear Shareholder:

We are writing to inform you of the upcoming Annual Meeting of Shareholders (the "Meeting") of Source Capital, Inc. (the "Company") scheduled to be held at 10:00 a.m. Pacific Time on Monday, May 10, 2021, in a virtual format only. A Notice of Meeting of Shareholders, Proxy Statement regarding the Meeting, Proxy Card for your vote, and postage-paid envelope in which to return your Proxy Card are enclosed.

Shareholders of the Company on the record date for the Meeting may participate in the Meeting online by visiting the following website, https://fpafunds.zoom.us/j/93632892527, passcode 623603 (if you are asked to enter a meeting ID, please enter 93632892527), or by telephone by dialing either +1-669-900-9128 or +1-346-248-7799. Additional instructions for voting will be provided during the Meeting.

Record Owners. If you are a shareholder of record of the Company and wish to attend and vote at the Meeting, you will be asked to provide the control number found on the Proxy Card you received prior to voting.

Beneficial Owners. If you hold your shares of the Company through an intermediary, such as a bank or broker, you may use the website or telephone number above to participate in the meeting. Please be aware if your shares are held through a financial intermediary, and you wish to vote at the Meeting, you must first obtain a legal proxy from your financial intermediary and you will be asked to provide that legal proxy prior to voting.

Live Video and Telephone Access to the Meeting. The virtual meeting will begin promptly at 10:00 a.m., Pacific time on May 10, 2021. Video and telephone access to the meeting will each open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the meeting at least 15 minutes prior to the start time. Your vote is very important to us. Whether or not you plan to participate in the Meeting, we encourage you to vote your shares prior to the Meeting by one of the methods described on your Proxy Ballot.

Submitting Questions at the Virtual Shareholder Meeting. As part of the Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

The matters on which you, as a shareholder of the Company, are being asked to vote is the election of six (6) Director nominees (the "Nominees"), all of whom currently serve as Directors of the Company. The Company's Board of Directors (the "Board") unanimously recommends that you vote "FOR" the election of each Nominee to the Board of Directors. The proposal is discussed in more detail in the Proxy Statement, which you should read carefully.

Please exercise your right to vote by completing, dating and signing the enclosed Proxy Card. A self-addressed, postage-paid envelope has been enclosed for your convenience.

Thank you for taking the time to consider this important proposal and for your continuing investment in the Company.

Respectfully,

REBECCA D. GILDING

Secretary

SOURCE CAPITAL, INC.

NOTICE OF MEETING OF SHAREHOLDERS

May 10, 2021

To the Shareholders of Source Capital, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Meeting") of Source Capital, Inc. (the "Company") will be held at 10:00 a.m. Pacific Time on Monday, May 10, 2021, in a virtual format only, for the following purposes:

1. To elect six (6) Directors to the Board of Directors of the Company (the "Board"); and

2. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.

The Board has fixed the close of business on March 22, 2021 as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting or any adjournment(s) thereof.

You are cordially invited to attend the Meeting. Shareholders who do not expect to attend the Meeting are requested to vote by telephone, by Internet or by completing, dating and signing the enclosed Proxy Card and returning it promptly in the envelope provided for that purpose. You may nevertheless vote at the Meeting if you choose to attend. The enclosed proxy is being solicited by the Board.

Shareholders of the Company on the record date for the Meeting may participate in the Meeting online by visiting the following website, https://fpafunds.zoom.us/j/93632892527, passcode 623603 (if you are asked to enter a meeting ID, please enter 93632892527), or by telephone by dialing either +1-669-900-9128 or +1-346-248-7799. Additional instructions for voting will be provided during the Meeting.

Record Owners. If you are a shareholder of record of the Company and wish to attend and vote at the Meeting, you will be asked to provide the control number found on the Proxy Card you received prior to voting.

Beneficial Owners. If you hold your shares of the Company through an intermediary, such as a bank or broker, you may use the website or telephone number above to participate in the meeting. Please be aware if your shares are held through a financial intermediary, and you wish to vote at the Meeting, you must first obtain a legal proxy from your financial intermediary and you will be asked to provide that legal proxy prior to voting.

Live Video and Telephone Access to the Meeting. The virtual meeting will begin promptly at 10:00 a.m., Pacific time on May 10, 2021. Video and telephone access to the meeting will each open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the meeting at least 15 minutes prior to the start time. Your vote is very important to us. Whether or not you plan to participate in the Meeting, we encourage you to vote your shares prior to the Meeting by one of the methods described on your Proxy Ballot.

Submitting Questions at the Virtual Shareholder Meeting. As part of the Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING ON MAY 10, 2021: This Notice, the Proxy Statement and the Proxy Card are available on the Internet free of charge at https://vote.proxyonline.com/fpa/docs/sourcecapital2021.pdf.

By order of the Board,

REBECCA D. GILDING

Secretary

SOURCE CAPITAL, INC.

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON MAY 10, 2021

Introduction

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board," and each member of the Board, a "Director") of Source Capital, Inc. (the "Company") for voting at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held at 10:00 a.m. (Pacific time) on Monday, May 10, 2021, in a virtual format only, hosted by First Pacific Advisors, LP ("FPA" or the "Adviser"). The Meeting will be held for the purposes set forth in the accompanying Notice of Meeting of Shareholders. This Proxy Statement and the accompanying materials are being mailed by the Board on or about March 31, 2021.

At the Meeting, shareholders of the Company will be asked to vote on the proposal to elect six (6) nominees (the "Nominees") to the Board (the "Proposal"). The Board knows of no business, other than that specifically mentioned in the Notice, which will be presented for consideration at the Meeting. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.

Shareholders of the Company on the record date for the Meeting may participate in the Meeting online by visiting the following website, https://fpafunds.zoom.us/j/93632892527, passcode 623603 (if you are asked to enter a meeting ID, please enter 93632892527), or by telephone by dialing either +1-669-900-9128 or +1-346-248-7799. Additional instructions for voting will be provided during the Meeting.

Record Owners. If you are a shareholder of record of the Company and wish to attend and vote at the Meeting, you will be asked to provide the control number found on the Proxy Card you received prior to voting.

Beneficial Owners. If you hold your shares of the Company through an intermediary, such as a bank or broker, you may use the website or telephone number above to participate in the meeting. Please be aware if your shares are held through a financial intermediary, and you wish to vote at the Meeting, you must first obtain a legal proxy from your financial intermediary and you will be asked to provide that legal proxy prior to voting.

Live Video and Telephone Access to the Meeting. The virtual meeting will begin promptly at 10:00 a.m., Pacific time on May 10, 2021. Video and telephone access to the meeting will each open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the meeting at least 15 minutes prior to the start time. Your vote is very important to us. Whether or not you plan to participate in the Meeting, we encourage you to vote your shares prior to the Meeting by one of the methods described on your Proxy Ballot.

Submitting Questions at the Virtual Shareholder Meeting. As part of the Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

Voting Information

Record Date; Shareholders Entitled to Vote; Cumulative Voting Rights

The Board has fixed the close of business on March 22, 2021 as the record date (the "Record Date") for the determination of shareholders of the Company entitled to notice of and to vote at the Meeting and at any adjournment(s) thereof. Shareholders of the Company are entitled to one vote for each full share held and a proportionate fractional vote for each fractional share held on the Record Date. Each shareholder with voting power at the Meeting shall be entitled to cast a number of votes equal to the number of shares owned multiplied by the number of Directors to be elected, and each shareholder may cast the whole number of votes for one Nominee or distribute such votes among Nominees as such shareholder chooses. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the six Nominees named below, reserving the right, however, to cumulate such votes and distribute them among Nominees at the discretion of the proxy holders. On the Record Date, there were 8,405,383 shares of the Company outstanding.

Solicitation of Proxies

This solicitation of proxies is being made by and on behalf of the Board, and the cost of preparing, printing and mailing this Proxy Statement, the Notice and the accompanying Proxy Card and all other costs incurred in connection with this solicitation of proxies, including any additional solicitation made by mail, telephone, e-mail, virtual means or in person, will be paid by the Company. AST Fund Solutions, LLC has been retained for proxy solicitation services, including print, mail and tabulation services, as well as the facilitation of mail, telephone and internet voting, at an anticipated cost of $16,000 which will be borne by the Company. The Company will reimburse banks, brokers, and other persons holding the Company's shares registered in their names or in the names of their nominees for their expenses incurred in sending proxy materials to and obtaining proxies from the beneficial owners of such shares.

Revocation of Proxies

Any shareholder giving a proxy has the power to revoke it by executing a superseding proxy by phone, Internet or mail following the process described on the Proxy Card or by submitting a notice of revocation to the Company or at the Meeting. A proxy purporting to be executed by or on behalf of a shareholder shall be deemed valid unless challenged at or prior to its exercise, with the burden of proving invalidity resting on the challenger.

Quorum; Adjournment

A quorum of shareholders is required to take action at this Meeting of Shareholders. For purposes of this Meeting, a quorum is present to transact business on the Proposal if the holders of a majority of the outstanding shares of the Company entitled to vote on the Proposal are present in person (virtual) or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the Meeting.

If a quorum is not present at the Meeting or if a quorum is present at the Meeting but sufficient votes in favor of the Proposal are not received, the Meeting may be adjourned to permit further solicitation of proxies. The affirmative vote of the outstanding shares of the Company represented in person (virtual) or by proxy at the Meeting will be sufficient for an adjournment. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any such proposals. An adjournment may be held within 30 days after the date set for the Meeting without the necessity of further notice. Any business that might have been transacted at the Meeting may be transacted at any such adjourned session(s) at which a quorum is present.

All properly executed proxies received in time for the Meeting will be treated as present for quorum purposes and will be voted as specified in the proxy or, if no specification is made, for the election of each Nominee as described in this Proxy Statement. In determining whether shareholders, present in person (virtual) or represented by proxy at the Meeting, have elected a Nominee to the Board, abstentions and broker non-votes, if any, will be treated as shares present at the Meeting for establishing a quorum but that have not been voted. Based on the Company's interpretation of Delaware law, because the election of Directors requires the affirmative vote of a majority of the shares present in person (virtual) or represented by proxy, abstentions on a proposal will have the same effect as a vote against the proposal. Under the rules of the New York Stock Exchange ("NYSE"), brokers who hold shares in street name for customers have the authority to vote on all of the proposals set forth herein if they have not received instructions from beneficial owners.

Required Vote

The election of each Nominee to the Board requires the affirmative vote of the holders of a majority of the Company's shares present in person (virtual) or represented by proxy at the Meeting. Unless otherwise instructed, the proxy holders intend to vote the proxies received by them for the Nominees and reserve the right to cumulate such votes and distribute them among Nominees at the discretion of the proxy holders.

Availability of the Record Shareholders List

If you are a shareholder of record and wish to inspect the record shareholders list you may do so, by emailing AST Fund Solutions a request to inspect the list, at attendameeting@astfinancial.com.

Availability of Shareholder Reports

The Company will furnish, without charge, copies of its most recent annual report and semi-annual reports succeeding such annual report, if any, to any shareholder requesting such a report. Requests for an annual or semi-annual report should be made in writing to First Pacific Advisors, LP, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025, by accessing the Company's website at www.fpa.com or by calling (800) 982-4372 ext. 419. To avoid sending duplicate copies of materials to households, please note that only one annual or semi-annual report or proxy statement, as applicable, may be delivered to two or more shareholders of the Company who share an address, unless the Company has received instructions to the contrary.

IMPORTANT INFORMATION

The Proxy Statement discusses important matters affecting the Company. Please take the time to read the Proxy Statement, and then cast your vote. You may obtain additional copies of the Notice of Meeting, Proxy Statement and Proxy Card by accessing https://vote.proxyonline.com/fpa/docs/sourcecapital2021.pdf. There are multiple ways to vote. Choose the method that is most convenient for you. To vote by telephone or Internet, follow the instructions provided on the proxy card. To vote by mail, simply fill out the Proxy Card and return it in the enclosed postage-paid reply envelope. Please do not return your Proxy Card if you vote by telephone or Internet. To vote at the Meeting, attend the Meeting and cast your vote. The Meeting will be held in a virtual format only, hosted by First Pacific Advisors, LP ("FPA" or the "Adviser"). The Meeting will be held for the purposes set forth in the accompanying Notice of Meeting of Shareholders. Shareholders of the Company on the record date for the Meeting may participate in the Meeting online by visiting the following website, https://fpafunds.zoom.us/j/93632892527, passcode 623603 (if you are asked to enter a meeting ID, please enter 93632892527), or by telephone by dialing either +1-669-900-9128 or +1-346-248-7799. Additional instructions for voting will be provided during the Meeting.

Record Owners. If you are a shareholder of record of the Company and wish to attend and vote at the Meeting, you will be asked to provide the control number found on the Proxy Card you received prior to voting.

Beneficial Owners. If you hold your shares of the Company through an intermediary, such as a bank or broker, you may use the website or telephone number above to participate in the meeting. Please be aware if your shares are held through a financial intermediary, and you wish to vote at the Meeting, you must first obtain a legal proxy from your financial intermediary and you will be asked to provide that legal proxy prior to voting.

Live Video and Telephone Access to the Meeting. The virtual meeting will begin promptly at 10:00 a.m., Pacific time on May 10, 2021. Video and telephone access to the meeting will each open approximately thirty minutes prior to the start of the meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the meeting at least 15 minutes prior to the start time. Your vote is very important to us. Whether or not you plan to participate in the Meeting, we encourage you to vote your shares prior to the Meeting by one of the methods described on your Proxy Ballot.

Submitting Questions at the Virtual Shareholder Meeting. As part of the Meeting, we will hold a live question and answer session, during which we intend to answer questions submitted during the meeting that are pertinent to the Company and the meeting matters, as time permits. Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered once.

PROPOSAL 1 — ELECTION OF THE BOARD OF DIRECTORS

Background

At a duly constituted meeting of the Board held on February 8, 2021 (the "February Meeting"), the Board determined to nominate each of the existing Directors who, with the exception of Mr. J. Richard Atwood, are not "interested person(s)" as that term is defined in the 1940 Act (the "Independent Directors"), for election by shareholders at the Meeting.

All of the Nominees have consented to continuing to serve as Directors of the Company if elected. If any Nominee is unable to serve due to an event not now anticipated, the persons named as proxies will vote for such other nominee as may be proposed by the Nominating and Governance Committee of the Board. Each Nominee, if elected, will hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

Nominee Information

The Company's Board of Directors is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Company achieve its investment objective while acting in the best interests of the Company's shareholders. As noted in the table below, the Nominees bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, corporate management, education, and investment management. The Board believes that each particular Nominee's financial and business experience give him or her the qualifications and skills to serve as a Director.

Information about the Nominees, including their business addresses, year of birth and principal occupations during the past five years, and other current directorships, are set forth in the table below. A Nominee is deemed to be "independent" to the extent the individual is not an "interested person" of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name, Address and Year of Birth(1)	Position(s) Held With Company	Year First Elected as Director of the Company	Principal Occupation(s) or Employment During Past Five Years(2)	Number of FPA Funds(3) Boards on Which Director Serves	Other Directorships Held by Directors
Current Independent Director Nominees
Sandra Brown, 1955	Director	2016	Consultant (since 2009). Formerly, CEO and President of Transamerica Financial Advisers, Inc. (1999-2009); President, Transamerica Securities Sales Corp. (1998-2009); Vice President, Bank of America Mutual Fund Administration (1990-1998). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital, Inc. (since 2016), and of Bragg Capital Trust (since 2020).	7	None
Mark L. Lipson, 1949	Director & Chairman	2015	Registered Investment Adviser, ML2 Advisors, LLC (since 2014). Formerly Managing Director, Bessemer Trust (2007-2014) and US Trust (2003-2006); Chairman and CEO of the Northstar Mutual Funds (1993-2001); and President and CEO of the National Mutual Funds (1988-1993). Director/Trustee of FPA Funds Trust, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., and Source Capital, Inc. (since 2015), and of Bragg Capital Trust (since 2020).	7	None
Alfred E. Osborne, Jr., 1944	Director	2013	Senior Associate Dean, (2003-present), Interim Dean (July 2018-June 2019), Professor and Faculty Director (since 2003) Price Center for Entrepreneurship and Innovation at the John E. Anderson School of Management at UCLA. Dr. Osborne has been at UCLA since 1972. Director/Trustee of FPA New Income, Inc. (since 1999), of FPA Funds Trust (since 2002), of FPA U.S. Core Equity Fund, Inc., and Source Capital, Inc. (since 2013), and of Bragg Capital Trust (since 2020).	7	Kaiser Aluminum and Wedbush, Inc.
A. Robert Pisano, 1943	Director	2013	Consultant (since 2012). Formerly, President and Chief Operating Officer of The Motion Picture Association of America, Inc. (2005-2011). Formerly, National Executive Director and Chief Executive Officer of The Screen Actors Guild (2001-2005). Director/Trustee of FPA U.S. Core Equity Fund, Inc. (since 2012), of FPA Funds Trust, FPA New Income, Inc. and Source Capital, Inc. (since 2013), and of Bragg Capital Trust (since 2020).	7	Resources Global Professionals
Patrick B. Purcell, 1943	Director	2010	Retired (since 2000). Formerly, Consultant to Paramount Pictures 1998-2000; Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures (1983-1998). Director/Trustee of FPA Funds Trust and FPA New Income, Inc. (since 2006), of Source Capital, Inc. (since 2010), of FPA U.S. Core Equity Fund, Inc. (since 2012), and of Bragg Capital Trust (since 2020).	7	None

Name, Address and Year of Birth(1)	Position(s) Held With Company	Year First Elected as Director of the Company	Principal Occupation(s) or Employment During Past Five Years(2)	Number of FPA Funds(3) Boards on Which Director Serves	Other Directorships Held by Directors
Current Interested Director Nominee
J. Richard Atwood(4), 1960	Director	2016	Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Director/Trustee of each FPA Fund (since 2016 except the Bragg Capital Trust since 2020). President of each FPA Fund for more than the past five years (except the Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018).	7	None

(1)  The address for each director is 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

(2)  "Principal Occupation" includes all positions held with affiliates of the Company during the past five years.

(3)  FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., FPA Funds Trust, on behalf of its series FPA Crescent Fund and FPA Flexible Fixed Income Fund, Bragg Capital Trust on behalf of its series FPA Queens Road Value Fund and FPA Queens Road Small Cap Value Fund, and the Company (each, an "FPA Fund").

(4)  Mr. Atwood is an "interested person" within the meaning of the 1940 Act by virtue of his affiliation with FPA.

The Board of Directors and Its Leadership Structure. The Board of Directors has general oversight responsibility with respect to the Company's business and affairs. Although the Board has delegated day-to-day management to the Adviser, all Company operations are overseen by the Company's Board, which meets at least quarterly. The Board is currently composed of six directors, including five directors each of whom is not an "interested person" of the Company, as that term is defined in the 1940 Act (each an "Independent Director"). The Board holds executive sessions (with and without partners and/or employees of the Adviser) in connection with its regularly scheduled Board meetings. The Audit Committee of the Board of Directors meets quarterly at regularly scheduled meetings, and the Nominating and Governance Committee meets at least twice a year. The Independent Directors have retained "independent legal counsel," as that term is defined in the rules under the 1940 Act.

The Board has appointed Mark L. Lipson to serve in the role of Chairman. The Chairman presides at all meetings of the Board and works with the President to set the agenda for meetings. The Chairman's responsibilities include presiding at all meetings of the Board, working with the President to set the agenda for meetings and serving as liaison among the other Directors and with Company officers and management personnel.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also conducts an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Company's current operations, among other matters. The Board believes that its leadership structure, including the current percentage of the Board who are Independent Directors, is appropriate given its specific characteristics.

The Company's Board is comprised of individuals with considerable and varied business experiences, backgrounds, skills, and qualifications who collectively have a strong knowledge of business and financial matters and are committed to helping the Company achieve its investment objective while acting in the best interests of the Company's shareholders. Several members of the Board have had a long and continued service with the Company. As noted in the Nominee Information Table above, the Directors bring a variety of experiences and qualifications through their business backgrounds in the fields of consulting and strategic planning, education, corporate management, and investment management. The Board believes that each particular Director's financial and business experience gives him or her the qualifications and skills to serve as a Director.

The Board has also appointed a chief compliance officer ("CCO") for the Company. The CCO reports directly to the Board and participates in the meetings of the Board. The Independent Directors meet quarterly in executive session with the CCO, and the CCO prepares and presents periodic written compliance reports which update compliance activities to date and results thereon. Additionally, the CCO presents an annual written report to the Board evaluating the Company's compliance policies and procedures. The Board expects the CCO to report any material compliance risk, should it arise, to the Board.

Shareholders wishing to communicate with the Board may do so by sending a written communication to J. Richard Atwood, President of the Company, 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025.

During the fiscal year ended December 31, 2020, the Board held seven meetings. Each Director attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which they served. All of the Directors attended the Company's prior year's annual meeting.

Risk Oversight. Day-to-day management of the Company including risk management is the responsibility of the Adviser, which is responsible for managing all Company operations and the Company's risk management processes. The Board oversees the processes implemented by the Adviser or other service providers to manage relevant risks and considers risk management issues as part of its responsibilities throughout the year at regular meetings. The Audit Committee also considers risk management issues affecting the Company's financial reporting and controls at its regular meetings throughout the year. The Adviser and other service providers prepare regular reports for Board and Audit Committee meetings that address a variety of risk-related matters, and the Board as a whole or the Audit Committee may also receive special written reports or presentations on a variety of risk issues at their request. For example, the portfolio managers of the Company meet regularly with the Board to discuss portfolio performance, including investment risk, trading and the impact on the Company of investments in particular securities. The Adviser also prepares reports for the Board regarding various issues, including valuation and liquidity.

Not all risks that may affect the Company can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Company's objectives. As a result of the foregoing and other factors, the ability of the Company's service providers, including the Adviser, to eliminate or mitigate risks is subject to limitations.

Standing Committees of the Board. The Board has an Audit Committee and a Nominating and Governance Committee. The responsibilities of each committee are described below.

The Board of Directors has designated Ms. Brown and Messrs. Lipson, Osborne, Pisano, and Purcell as the Audit Committee of the Board. All members of the Audit Committee are "independent," as that term is defined in the applicable listing standards of the NYSE. No member is considered an "interested person" of the Company within the meaning of the 1940 Act. The Audit Committee makes recommendations to the Board of Directors concerning the selection of the Company's independent registered public accounting firm and reviews with such firm the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls and compliance by the Company with the accounting, recording, and financial reporting requirements of the 1940 Act. In each instance, before an accountant has been engaged by the Company, the engagement has been approved by the Audit Committee. The Audit Committee met four times during the last fiscal year. The responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which is available on the Company's website, https://fpa.com/funds/overview/source-capital (see Related Documents/Fund Literature), and is available without charge, upon request, by calling (800) 982-4372. The Audit Committee Report relating to the audit of the Company's financial statements for the fiscal year ended December 31, 2020 is attached hereto as Appendix A.

The Board of Directors has designated Ms. Brown and Messrs. Lipson, Osborne, Pisano, and Purcell as the Nominating and Governance Committee. All members of the Nominating and Governance Committee are "independent," as that term is defined in the applicable listing standards of the NYSE. No member is considered an "interested person" of the Company within the meaning of the 1940 Act. The Nominating and Governance Committee recommends to the full Board of Directors nominees for election as Directors of the Company to fill vacancies on the Board, when and as they occur. In addition, the Nominating and Governance Committee periodically reviews issues such as the Board's composition and compensation as well as other relevant issues, and recommends appropriate action, as needed, to the full Board. While the Nominating and Governance Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Nominating and Governance Committee is within the sole discretion of the Nominating and Governance Committee, and the final selection of nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as Directors. The Nominating and Governance Committee met four times during the last fiscal year. The responsibilities of the Nominating and Governance Committee are set forth in the Nominating and Governance Committee Charter, which is available on the Company's website, https://fpa.com/funds/overview/source-capital (see Related Documents/Fund Literature), and is available without charge, upon request, by calling (800) 982-4372.

The Nominating and Governance Committee is responsible for searching for Director candidates that meet the evolving needs of the Board of Directors. Director candidates must have the highest personal and professional ethics and integrity. Additional criteria weighed by the Nominating and Governance Committee in the Director identification and selection process include the relevance of a candidate's experience in investment company and/or public company businesses, enterprise or business leadership and managerial experience, broad economic and policy knowledge, the candidate's independence from conflict or direct economic relationship with the Company, financial literacy and knowledge, and the candidate's ability and willingness to devote the proper time to prepare for, attend and participate in discussions in meetings. The Nominating and Governance Committee also takes into account whether a candidate satisfies the criteria for independence under the rules and regulations of the 1940 Act and of the NYSE, and if a nominee is sought for service on the Audit Committee, the financial and accounting expertise of a candidate, including whether the candidate would qualify as an Audit Committee financial expert. While the Nominating and Governance Committee does not have a formal policy respecting diversity on the Board of Directors, consideration is given to nominating persons with different perspectives and experience to enhance the deliberation and decision-making processes of the Board of Directors.

Corporate Governance

As noted above, the Company has adopted a charter for both its Audit Committee and Nominating and Governance Committee. The Board has also adopted a Code of Ethics, which applies to, among others, the Company's officers and directors, as well as a Code of Ethics for Senior Executive and Financial Officers that applies to the Principal Executive Officer and Principal Financial Officer of the Company. A copy of Code of Ethics for Senior Executive and Financial Officers is available as an exhibit to Form N-CSR on the website of the Securities and Exchange Commission, www.sec.gov, or without charge, upon request, by calling (800) 982-4372.

Section 16(a) Beneficial Ownership Compliance

The Company's Directors and officers are required to file reports with the Securities and Exchange Commission and the NYSE concerning their ownership and changes in ownership of the Company's Common Stock. Based on its review of such reports, the Company believes that all filing requirements were met by its Directors and officers during the fiscal year ended December 31, 2020.

Compensation of Directors

No compensation is paid by the Company to any officer or Director who is a Director, officer or employee of the Adviser or its affiliates. The following information relates to compensation paid to the Directors for the fiscal year ended December 31, 2020. The Company typically pays each Independent Director an annual retainer, as well as fees for attending meetings of the Board and its Committees. Board and Committee chairs receive additional fees for their services. No pension or retirement benefits are accrued as part of Company expenses. Each such Independent Director is also reimbursed for out-of-pocket expenses incurred as a Director.

Name	Aggregate Compensation From the Company(1)	Total Compensation From All FPA Funds,(1,2) Including the Company
Independent Directors
Sandra Brown	$24,586.00	$222,398.00
Mark L. Lipson	28,014.00	261,519.00
Alfred E. Osborne, Jr.	25,957.50	238,045.00
A. Robert Pisano	24,586.00	222,398.00
Patrick B. Purcell	26,729.00	246,849.00
"Interested" Director
J. Richard Atwood	0	0

(1)  No pension or retirement benefits are provided to directors by the Company or the FPA Funds.

(2)  Includes compensation from the currently active funds including the Company, FPA New Income, Inc., FPA U.S. Core Equity Fund, Inc., FPA Funds Trust, on behalf of its series FPA Crescent Fund and FPA Flexible Fixed Income Fund, and Bragg Capital Trust on behalf of its series FPA Queens Road Value Fund and FPA Queens Road Small Cap Value Fund. Also included is compensation from funds that are no longer active including FPA Capital Fund, Inc., FPA Funds Trust's FPA International Value Fund and FPA Paramount Fund, Inc.

Share Ownership

Company Shares Owned by Directors as of December 31, 2020

Name	Dollar Range of Company Shares Owned	Aggregate Dollar Ranges of Shares Owned in All FPA Funds Overseen by Director
Independent Directors
Sandra Brown	$10,001-$50,000	Over $100,000
Mark L. Lipson	Over $100,000	Over $100,000
Alfred E. Osborne, Jr.	$10,001-$50,000	Over $100,000
A. Robert Pisano	$10,001-$50,000	Over $100,000
Patrick B. Purcell	Over $100,000	Over $100,000
"Interested" Director
J. Richard Atwood	Over $100,000	Over $100,000

As of December 31, 2020, all officers and Directors of the Company as a group owned beneficially approximately 1% of the outstanding shares of Common Stock of the Company.

Executive Officers of the Company

The following information relates to the executive officers of the Company who are not Directors of the Company. Each officer except the Secretary also serves as an officer of FPA.

Name, Address(1) and Year of Birth	Position with Company	Year First Elected as Officer of the Company	Principal Occupation(s) During the Past Five Years(2)
Steven T. Romick 1963	Vice President and Portfolio Manager	2015

Director and President of FPA GP, Inc., the General Partner of the Adviser (since 2018). Vice President (since 2015) and Portfolio Manager of FPA Crescent Fund, a series of FPA Funds Trust (since 1993) and of Source Capital, Inc. (since 2015). Formerly, Managing Partner of FPA (2010-2018). Formerly, President of the Trust (2002-2015).

Mark Landecker, 1977	Vice President and Portfolio Manager	2015

Partner of FPA (since 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since 2015) and Vice President (since 2015) and Portfolio Manager (since 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.

Brian A. Selmo, 1979	Vice President and Portfolio Manager	2015

Partner of FPA (since 2013). Vice President and Portfolio Manager of Source Capital, Inc. (since 2015) and Vice President (since 2015) and Portfolio Manager (since 2013) of the FPA Crescent Fund, a series of the FPA Funds Trust.

Thomas H. Atteberry, 1953	Vice President and Portfolio Manager	2015	Partner of FPA. Formerly Chief Executive Officer of the Fund (until 2015). Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since 2018).
Abhijeet Patwardhan, 1979	Vice President and Portfolio Manager	2015

Partner (since 2017) and a Director of Research (since 2015) of FPA; Managing Director of FPA from 2015 to 2017, Senior Vice President of FPA from 2014 to 2015; Analyst and Vice President of FPA from 2010 to 2013. Vice President and Portfolio Manager of FPA Flexible Fixed Income Fund (since 2018).

Ryan Leggio, 1980	Vice President, Strategy	2021	Partner of FPA (since 2018), and previously Senior Vice President (2014-2017) and Vice President (2011-2013).
J. Richard Atwood, 1960	President	1997

Director and President of FPA GP, Inc., the General Partner of FPA (since 2018). Director/Trustee (since 2016, except Bragg Capital Trust since 2020) and President for more than the past five years (except Bragg Capital Trust since 2020) of each FPA Fund. Formerly, Managing Partner of FPA (2006-2018).

Karen E. Richards, 1969	Chief Compliance Officer	2019

Chief Compliance Officer of FPA (since 2018); and Chief Compliance Officer of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Deputy Chief Compliance Officer of First Republic Investment Management, LLC (from 2016 to 2018), and Vice President, Senior Compliance Officer of Pacific Investment Management Company (from 2010 to 2016).

E. Lake Setzler III, 1967	Treasurer	2006	Senior Vice President (since 2013) and Controller of FPA; and Treasurer of each FPA Fund for more than the past five years (except Bragg Capital Trust since 2020).
Rebecca D. Gilding, 1979	Secretary	2019

Vice President and Counsel, State Street Bank and Trust Company (since 2016); and Secretary of each FPA Fund (since 2019, except Bragg Capital Trust since 2020). Formerly, Assistant Vice President and Associate Counsel, Brown Brothers Harriman & Co. (2013 to 2016).

(1)  The address for each Officer (except Ms. Gilding) is 11601 Wilshire Blvd, Ste. 1200, Los Angeles, California 90025. Ms. Gilding's address is State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111.

(2)  "Principal Occupation" includes all positions held with affiliates of the Company during the past five years.

***

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE NOMINEES.

GENERAL INFORMATION

Investment Adviser

First Pacific Advisors, LP, maintains its principal office at 11601 Wilshire Boulevard, Suite 1200, Los Angeles, California 90025. FPA is a Delaware limited liability company that, together with its predecessor organizations, has been in the investment advisory business since 1954 and has served as the Company's investment adviser since the Company's inception in 1968. No Independent Director owns, beneficially or of record, interests of the Adviser or any entity under common control with the Adviser.

Administrator

State Street Bank and Trust Company acts as administrator to the Company pursuant to an Administration Agreement between the Administrator and the Company. The principal business address of the administrator is State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111.

Independent Registered Public Accounting Firm

The Board of Directors, including a majority of the Independent Directors, has selected Ernst & Young LLP ("EY") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. The employment of such firm is conditioned upon the right of the Company, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty.

Representatives of EY are expected to be present at the Meeting to be available to respond to any appropriate questions from shareholders.

Pre-Approval Policies and Procedures. The Audit Committee is required to pre-approve all audit and permissible non-audit services provided to the Company in order to assure that they do not impair EY's independence from the Company. The pre-approval requirement will extend to all non-audit services provided to the Company, the Adviser and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company; provided, however, that an engagement of EY to perform attest services for the Company, the Adviser or its affiliates required by generally accepted auditing standards to complete the examination of the Company's financial statements (such as an examination conducted in accordance with Statement on Standards for Attestation Engagements Number 16, or a Successor Statement, issued by the American Institute of Certified Public Accountants), will be deemed pre-approved if:

1. EY informs the Audit Committee of the engagement,

2. EY advises the Audit Committee at least annually that the performance of this engagement will not impair EY's independence with respect to the Company, and

3. the Audit Committee receives a copy of EY's report prepared in connection with such services.

The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. Under the pre-approval policies and procedures, the Audit Committee delegates specific pre-approval authority to the Audit Committee Chairman, provided that the estimated fee for any such proposed pre-approved service does not exceed $25,000 and that any pre-approval decisions are reported to the full Audit Committee at its next scheduled meeting.

Audit Fees. The aggregate fees billed for the last two fiscal years ended December 31 for professional services rendered by EY to the Company for the audit of the Company's annual financial statements or services normally provided by EY in connection with statutory and regulatory filings or engagements for those fiscal years are set forth below.

Year ended 12/31/20	$52,000
Year ended 12/31/19	$51,000

Audit-Related Fees. There were no fees billed for the last two fiscal years ended December 31 for assurance and related services rendered by EY to the Company that are reasonably related to the performance of the audit of the Company's financial statements and are not reported under Audit Fees above.

There were no fees billed for the last two fiscal years for assurance and related services rendered by EY to the Adviser that are reasonably related to the performance of the audit of the Company's financial statements that were required to be pre-approved by the Audit Committee.

Tax Fees. The aggregate fees billed for the last two fiscal years ended December 31 for professional services rendered by the principal accountant to the registrant for tax return preparation are set forth below.

Year ended 12/31/20	$6,500
Year ended 12/31/19	$6,400

There were no fees billed for the last two fiscal years for professional services rendered by EY to the Adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee.

All Other Fees. The aggregate fees billed for the last two fiscal years ended December 31 for products and services provided by EY to the Company are set forth below:

Year ended 12/31/20	$1,667
Year ended 12/31/19	$833

The fees paid in the fiscal year ended December 31, 2020 were for the identification of any PFIC holdings in the Fund.

There were no fees billed for the last two fiscal years for products and services provided by EY to the Adviser that were required to be pre-approved by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

OTHER MATTERS

The proxy holders have no present intention of bringing before the Meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Company any such intention. Neither the proxy holders nor the management of the Company are aware of any matters which may be presented by others. If any other business shall properly come before the Meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

Submission of Shareholder Proposals

Any shareholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the 2022 annual meeting of shareholders should be received by the President of the Company no later than November 30, 2021. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Securities Exchange Act of 1934, after February 7, 2022, notice of a shareholder proposal is considered untimely and the Company may solicit proxies in connection with the 2021 annual meeting that confer discretionary authority to vote on such shareholder proposals of which the Secretary of the Company does not receive notice by February 14, 2022.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 10, 2021: The Company's proxy statement and annual report for the fiscal year ended December 31, 2020, are available free of charge at https://vote.proxyonline.com/fpa/docs/sourcecapital2021.pdf.

Security Ownership of Certain Beneficial Owners

Set forth below is information with respect to persons who are registered as beneficial owners of more than 5% of the Company's voting securities as of March 22, 2021.

Title of Class	Name and Address	Shares	Percentage of Class
Common Stock	CEDE & CO Bowling Green STN P. O. Box 20 New York, NY 10274-0020	6,670,229	79.36%

Legal Proceedings

There are no material pending legal proceedings to which any Nominee, or affiliated person of such Nominee is a party adverse to the Company or any of its affiliated persons or has a material interest adverse to the Company or any of its affiliated persons. In addition, there have been no legal proceedings that are material to an evaluation of the ability or integrity of any Nominee, or executive officer of the Company within the past ten years.

By Order of the Board of Directors

REBECCA D. GILDING

Secretary

March 31, 2021

Please complete, date and sign the enclosed proxy, and return it promptly in the enclosed reply envelope. No postage is required if mailed in the United States. You may also vote your proxy by telephone or over the Internet.

APPENDIX A

AUDIT COMMITTEE REPORT

To the Board of Directors
of Source Capital, Inc.:  February 8, 2021

Our Committee has reviewed and discussed with management of the Company and Ernst & Young LLP ("EY"), the independent registered public accounting firm of Source Capital, Inc. (the "Company") during the relevant period, the audited financial statements of the Company as of December 31, 2020, and the financial highlights for the year then ended (the "Audited Financial Statements"). In addition, we have discussed with EY the matters required by Public Company Accounting Oversight Board (United States) Auditing Standards No. 16 regarding communications with audit committees.

The Committee also has received and reviewed the written disclosures and the letter from EY required by Public Company Accounting Oversight Board (United States) Ethics and Independence Rule 3526 (Communication with Audit Committees Concerning Independence), and we have discussed with that firm its independence from the Company and its adviser. We also have discussed with management of the Company and the independent registered public accounting firm such other matters and received such assurances from them as we deemed appropriate.

Management is responsible for the Company's internal controls and the financial reporting process. EY is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

Based on the foregoing review and discussions and a review of the report of EY with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report to Shareholders for the year ended December 31, 2020, for filing with the Securities and Exchange Commission.

Audit Committee:

Patrick Purcell, Chairman
Sandra Brown
Mark L. Lipson
Alfred E. Osborne, Jr.
A. Robert Pisano

A-1

PROXY CARD SIGN, DATE AND VOTE ON THE REVERSE SIDE PROXY VOTING OPTIONS 1. MAIL your signed and voted proxy back in the postage paid envelope provided ONLINE at vote.proxyonline.com using your proxy control number found below By IVR when you call (888) 227-9349 (toll-free) to reach an automated touchtone voting line By PHONE with a live operator when you call (800) 330-4627 (toll-free) Monday through Friday 9 a.m. to 10 p.m. Eastern time CONTROL NUMBER SAMPLE BALLOT SAMPLE BALLOT ONLY SOURCE CAPITAL, INC. PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 10, 2021 The undersigned, revoking prior proxies, hereby appoints J. Richard Atwood and E. Lake Setzler, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto. Each of them, with full power of substitution, are entitled to vote shares held in the name of the undersigned as of the record date at the Annual Meeting of Shareholders of Source Capital, Inc. (the “Fund”) to be held at 10:00 a.m. Pacific Time on May 10, 2021, in a virtual format only, or at any adjournment thereof, upon the Proposals described in the Notice of Meeting and accompanying Proxy Statement. The undersigned acknowledges receiving the Notice of Meeting and accompanying Proxy Statement. Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free (888) 330-4627. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time. NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at: https://vote.proxyonline.com/fpa/docs/sourcecapital2021.pdf. Please sign, date and mail your proxy card in the envelope provided as soon as possible.

SOURCE CAPITAL, INC. PROXY CARD NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. SIGNATURE (AND TITLE IF APPLICABLE)DATE SIGNATURE (IF HELD JOINTLY)DATE THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Meeting. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE Example: ● PROPOSALS Election of Directors:NOMINEESCUMULATE 1A.Atwood 1B.Brown 1C.Lipson 1D.Osborne 1E.Pisano 1F.Purcell FOR ALL NOMINEES○ ○ ○ ○ ○ FOR ALL EXCEPT○ INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ● To cumulate your vote for one or more of the above nominee(s), write the manner in which such votes shall be cumulated in the space to the right of the nominee(s) name(s). If you are cumulating your vote, do not mark the circle. If you wish to cumulate your votes, you must vote by using the proxy card rather than voting by telephone or the Internet. In their discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjournments or postponements thereof. THANK YOU FOR VOTING